March 16, 2017

Seaco SRL Thomas Daniel Building Hincks St. Bridgetown, Barbados

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Seaco SRL (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank”) and Credit Suisse Securities (USA) LLC (together with the Company and Deutsche Bank, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of container assets and their respective container units in conjunction with the proposed offering of Global SC Funding IV Ltd., Series 2017-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Deutsche Bank, on behalf of the Company, provided us on March 3, 2017 with a computer generated container asset data file and related record layout (the “Initial Assets Data File”) containing certain container asset information with respect to (a) ten container units with a lease type indicator of “Finance Lease” on the Initial Assets Data File (the “Direct Financing Sample Units”) and (b) 90 container units with a lease type indicator of “Term Lease” or “Master Lease” on the Initial Assets Data File (the “Operating Lease Sample Units” and, together with the Direct Financing Sample Units, the “Sample Units”). Deutsche Bank, on behalf of the Company, represented to us that the information on the Initial Assets Data File is as of December 31, 2016. Further, at the instruction of Deutsche Bank, on behalf of the Company, we were instructed to remove the lease type set forth on the Initial Assets Data File for Sample Unit numbers SEGU3027658 and SEGU6360718. The Initial Asset Data File, as adjusted, is herein referred to as the “Asset Data File.”

On March 9, 2017, representatives of the Company provided us with a computer generated container unit data file and related record layout containing certain container unit information for each of the Sample Units (the “Sample Container Units Data File”). The Company represented to us that the information on the Sample Container Units Data File is as of December 31, 2016.

We performed certain comparisons and recomputations for each of the Sample Units relating to the container unit characteristics (the “Characteristics”) set forth on the Assets Data File or Sample Container Units Data File, as applicable, and indicated below.

Characteristics

1. Container identification number (for informational purposes only) 2. Original purchase value 3. Equipment type 4. Lease start date* 5. On-hire indicator	6. Lease per diem rate* 7. Lease type* 8. Lease expiry date* 9. Net book value** 10. Net investment value***

* For Sample Units with an on-hire indicator of “on lease” (as set forth on the SAP servicing system) only

** For Operating Lease Sample Units only

*** For Direct Financing Sample Units only

We compared Characteristic 2. (as set forth on the Sample Container Units Data File) to the corresponding information set forth on or derived from the Company’s “SAP Servicing System;” Characteristic 3. (as set forth on the Assets Data File and Sample Container Units Data File) to the SAP Servicing System; Characteristic 4. (as set forth on the Assets Data File) to the applicable lease agreement (“Lease Agreement”) and the SAP Servicing System; Characteristics 5. and 6. (as set forth on the Sample Container Units Data File) and Characteristics 7. and 8. (as set forth on the Assets Data File) to the SAP Servicing System.

With respect to Characteristic 9., we recalculated the net book value for each Operating Lease Sample Unit using (i) the equipment type and the original purchase value, each as set forth on the Sample Container Units Data File, (ii) the capitalization date and depreciation start date, each as set forth on the SAP Servicing System, (iii) the “total accumulated depreciation” as of October 1, 2015, as set forth on the SAP Servicing System for each Sample Unit acquired by Cronos (as indicated to us by representatives of the Company), (iv) the residual value, as set forth on the SAP Servicing System for each Sample Unit acquired by Cronos (as indicated to us by representatives of the Company) and (v) certain methodologies provided to us by the Company. We compared the results of such recalculations to the net book value set forth on the Sample Container Units Data File. We make no representations concerning the accuracy, reasonableness or completeness of any of the aforementioned information and methodologies.

With respect to Characteristic 10., we recalculated the net investment value for each Direct Financing Sample Unit using (i) the original lease term and the residual value, each as set forth on the Lease Agreement, (ii) the original net investment value, lease per diem rate and rent start date, each as set forth on the SAP Servicing System and (iii) certain methodologies provided to us by the Company. We compared the results of such recalculations to the net investment value set forth on the Sample Container Units Data File. We make no representations concerning the accuracy, reasonableness or completeness of any of the aforementioned information and methodologies.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 2., differences of $1.00 or less are noted to be “in agreement;”
•	with respect to our comparison of Characteristic 4., differences of 30 days or less are noted to be “in agreement;”
•	with respect to our comparison of Characteristic 5., an on-hire indicator of "not on lease" as set forth on the Sample Container Units Data File, is noted to be “in agreement” with "AVLV NEW" as set forth on the SAP Servicing System;
•	with respect to our comparison of Characteristic 7., (i) a lease type of “Term Lease” as set forth on the Assets Data File is noted to be “in agreement” with “Term Fixed Lease” as set forth on the SAP Servicing System and (ii) a lease type of “Master Lease” as set forth on the Assets Data File is noted to be in agreement with “Variable Lease” as set forth on the SAP Servicing System; and

•	with respect to our comparison of Characteristics 9. and 10., differences of 1.5% or less of the net book value or net investment value, as applicable, indicated on the Sample Container Units Data File are noted to be “in agreement.”

The source documents described above, including any information obtained from the SAP Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Units.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Assets Data File or Sample Container Units Data File, as applicable, were found to be in agreement with the above mentioned Source Documents or, in the case of Characteristics 9. and 10., our recalculations, as described above, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the container assets underlying the Assets Data File or Sample Container Units Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the container assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Assets Data File and Sample Container Units Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2017. In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in lease start date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2017

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Unit number	Characteristic	Characteristic set forth on the Assets Data File	Characteristic set forth on the Lease Agreement

1	CXDU2261663	Lease start date	10/1/2012	10/1/2010

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.